Exhibit 15.5

March 2, 2020

China National Oil and Gas Exploration

And Development Corporation

International Holding Ltd (“CNODCI”)

No.6-1 Fuchengmen Beidajie

Xicheng District

Beijing, China 100034

Attention:	Mr. Wang ZhongCai, President

Reference:	CNODCI Interest in PetroKazakhstan Inc.
Evaluation of Crude Oil Reserves
Third Party Report

Dear Sir:

1.	INTRODUCTION

McDaniel & Associates Consultants Ltd. (“McDaniel”) was requested by PetroKazakhstan Inc. (“PKI”) to prepare an evaluation of the crude oil reserves and the net present values of these reserves for the interests of PKI in the South Turgai Basin, Republic of Kazakhstan, effective as of December 31, 2019. McDaniel submitted to PKI an Executive Summary Report and Detailed Technical Report for the evaluation of PKI in January 2019.

PKI is an integrated oil and gas company, owned 67 percent by CNODCI and 33 percent by JSC KazMunaiGas Exploration Production (“KMG EP”). PKI requested McDaniel to prepare this Third-Party Report for CNODCI based on the 67 percent interest owned by CNODCI in PKI for the assets of CNODCI that are held within three operating subsidiaries: PetroKazakhstan Kumkol Resources (“PKKR”), Kolzhan LLP (“Kolzhan”) and PetroKazakhstan Ventures Inc. (“PKVI”).

This report was prepared to support PKI’s and CNODCI’s annual securities filings with the SEC. The data employed in this evaluation and the assumptions and procedures used to estimate the reserves and net present values are consistent with standard industry reserves evaluation procedures.

2.	METHODOLOGY

Crude oil reserves estimates and their associated net present values were evaluated in this report by McDaniel. for the interests of PKI in Kazakhstan.

Essentially all of the basic information employed in the preparation of this report was obtained from PKI including geological, geophysical, engineering and financial data. McDaniel utilized this data to prepare an independent assessment of the crude oil reserves as of December 31, 2019. The reserves estimates presented in this report have been prepared in accordance with the United States Securities and Exchange Commission (SEC) reserves definitions and guidance (see Section 3). Only the proved reserves and sub-classifications were included in this report.

Net present value estimates were calculated based on future revenue forecasts. As per SEC guidelines, the future net revenues and net present values presented were calculated using the first day of the month crude oil prices for

2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6      Tel: (403) 262-5506      Fax: (403) 233-2744      www.mcdan.com

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 2 March 2, 2020

each of the 12 months prior to the effective date of December 31, 2019 and were presented in United States dollars. No escalation of the prices were made nor were the operating and capital costs increased for inflation in this evaluation. Future capital costs and operating costs were based on PKI budgets for each respective property with adjustments as deemed appropriate by McDaniel.

3.	RESERVES DEFINITIONS

The SEC reserves definitions are contained in the Final Rule of Modernization of Oil and Gas Reporting (17 CFR Parts 210, 211, 229 and 249) published by the SEC Regulation on January 14, 2009. A summary of the key proved reserves definitions in Regulation S-X 210.4-10 is presented below.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non- productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 3 March 2, 2020

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12- month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition; (iii) Similar geological structure; and (iv) Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 4 March 2, 2020

4.	EVALUATION SUMMARY

4.1	NET RESERVES

The net share of proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2019 attributable to CNODCI for each of the three subsidiary companies are summarized below.

CNODCI’S NET ENTITLEMENT OF PROVED RESERVES(1)

AS OF DECEMBER 31, 2019

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	11,628	1,584	13,212
Kolzhan	6,191	2,176	8,367
PKVI	601	188	789
Total	18,420	3,948	22,368

(1)	Net entitlement reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

4.2	GROSS RESERVES

The total proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2019 for each of the three subsidiary companies are presented below for reference purposes only.     These gross reserves estimates are based on a 100 percent working interest in each of the properties and include all reserves attributable to government and working interest partners.

GROSS PROVED RESERVES

AS OF DECEMBER 31, 2019

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	17,355	2,365	19,720
Kolzhan	14,777	5,601	20,378
PKVI	1,196	375	1,571
Total	33,328	8,341	41,669

4.3	NET PRESENT VALUES

The net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2019 attributable to CNODCI for each of the three subsidiary companies are presented below. All of the net present values have been presented at a 10 percent discount rate.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 5 March 2, 2020

CNODCI NET PRESENT VALUES DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2019, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	104	18	122
Kolzhan	91	29	120
PKVI	4	3	7
Total	199	50	249

4.4	NET PRESENT VALUES SENSITIVITY ANALYSIS

A sensitivity analysis has been prepared for the net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2019 attributable to CNODCI for each of the three subsidiary companies. At the request of PKI, all of the oil prices, capital costs and operating costs have been escalated at two percent per year throughout the evaluation period.

CNODCI NET PRESENT VALUES SENSITIVITY DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2019, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	105	19	123
Kolzhan	94	31	124
PKVI	5	3	8
Total	204	53	255

5	SUMMARY TABLES

Summary tables showing the reserves, reserves reconciliation, future production forecasts and future revenue forecasts are presented in the Appendix for each of the three subsidiary companies.

6	BASIS OF OPINION

McDaniel & Associates Consultants Ltd. has over 60 years of experience in the evaluation of oil and gas properties. McDaniel is registered with the Association of Professional Engineers and Geoscientists of Alberta (APEGA). All of the professionals involved in the preparation of this report have in excess of five years of experience in the evaluation of oil and gas properties. Mr. Cam Boulton, Executive Vice President, supervised the preparation of this report. Mr. Boulton is a professional engineer registered with APEGA and has over 10 years of experience in the evaluation of oil and gas properties. All of the persons involved in the preparation of this report and McDaniel & Associates are independent of PKI and CNODCI.

In preparing this report, we relied upon certain factual information including ownership, well data, production data, prices, revenues, operating costs, capital costs, contracts, and other relevant data supplied by PKI. The supplied information was only relied upon where in our opinion it appeared reasonable and consistent with our knowledge of the properties; however, no independent verification of the information was made.

This report was prepared by McDaniel for the use of PKI and CNODCI for its securities filings with the SEC and is not to be used for any other purpose without the knowledge and consent of McDaniel & Associates Consultants Ltd.

CNODCI Interest in PetroKazakhstan Inc. Evaluation of Oil and Gas Reserves – Third Party Report	Page 6 March 2, 2020

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the preparation date and the evaluation date of this evaluation were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER: P3145

Cameron T. Boulton, P. Eng.
Executive Vice President
March 2, 2020

CTB:jep

[19-0134]

CERTIFICATE OF QUALIFICATION

I, Cameron Boulton, Petroleum Engineer of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3 145, which Company did prepare, at the request of PetroKazakhstan Overseas Services Inc., the report entitled “CNODCI Interest in PetroKazakhstan Inc., Evaluation of Crude Oil Reserves, Third Party Report”, dated March 2, 2020; and that I was involved in the preparation of this report.

2.

That I attended the Queen’s University in the years 2002 to 2006 and that I graduated with a Bachelor of Science degree in Chemical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 10 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of PetroKazakhstan Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of PetroKazakhstan Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

Calgary, Alberta

Dated: March 2, 2020

Table 1 - 1

CNODCI Interest in PKI

PetroKazkahstan Kumkol Resources

Summary of Reserves and Net Present Values

Forecast Prices and Costs as of December 31, 2019

Total Kazakhstan

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	17,355	11,628	11,628	—	—	—	—	—	—
Proved Undeveloped Reserves	2,365	1,584	1,584	—	—	—	—	—	—
Total Proved Reserves	19,720	13,212	13,212	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,211	1,481	1,481	17,355	11,628	11,628
Proved Undeveloped Reserves	297	199	199	2,365	1,584	1,584
Total Proved Reserves	2,508	1,680	1,680	19,720	13,212	13,212

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	111	107	104	100	97
Proved Undeveloped Reserves	24	21	18	16	14
Total Proved Reserves	135	128	122	116	111

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	82	81	79	76	74
Proved Undeveloped Reserves	16	14	12	10	9
Total Proved Reserves	99	94	90	86	83

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Table 2 - 1

CNODCI Interest in PKI

PetroKazkahstan Kumkol Resources

Forecast of Production and Revenues

Forecast Prices and Costs as of December 31, 2019

Proved Developed Reserves

Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2020	421	15,750	5,749	732	34	196	—	—	—	—	—	—	196
2021	384	12,998	4,744	603	36	172	—	—	—	—	—	—	172
2022	326	8,971	3,274	417	36	119	—	—	—	—	—	—	119
2023	263	6,245	2,280	291	36	83	—	—	—	—	—	—	83
2024	145	2,932	1,070	138	36	39	—	—	—	—	—	—	39
2025	45	645	235	29	36	9	—	—	—	—	—	—	9
2026	6	8	3	0	36	0	—	—	—	—	—	—	0
2027	3	—	—	—	—	—	—	—	—	—	—	—	—
2028	2	—	—	—	—	—	—	—	—	—	—	—	—
2029	2	—	—	—	—	—	—	—	—	—	—	—	—
2030	2	—	—	—	—	—	—	—	—	—	—	—	—
2031	1	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			17,355	2,211		617	—		—	—		—	617

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2020	4	2	13	6	70	1	24	—	84	0	12	7	66
2021	6	3	18	10	63	1	13	—	71	1	10	6	55
2022	4	3	12	10	54	1	6	—	41	1	4	2	36
2023	3	3	9	10	45	27	5	—	(5)	1	1	0	(7)
2024	2	4	4	10	22	17	2	—	(9)	0	0	—	(9)
2025	0	4	1	10	6	17	—	—	(15)	0	—	—	(15)
2026	0	4	0	10	0	2	—	—	(2)	0	—	—	(2)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	19	3	57	9	260	65	51	—	165	3	26	14	123

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2020	3,852	3,852	—	—	132	3	8	47	16	—	57	12	44
2021	3,179	3,179	—	—	115	4	12	43	9	—	48	11	37
2022	2,194	2,194	—	—	80	3	8	36	4	—	28	4	24
2023	1,527	1,527	—	—	55	2	6	48	3	—	(3)	1	(5)
2024	717	717	—	—	26	1	3	27	2	—	(6)	0	(6)
2025	158	158	—	—	6	0	1	15	—	—	(10)	0	(10)
2026	2	2	—	—	0	0	0	2	—	—	(2)	0	(2)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	11,628	11,628	—	—	413	13	38	218	34	—	111	29	82

Table 3 - 1

CNODCI Interest in PKI

PetroKazkahstan Kumkol Resources

Forecast of Production and Revenues

Forecast Prices and Costs as of December 31, 2019

Total Proved Reserves

Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/ bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2020	434	16,185	5,907	752	34	202	—	—	—	—	—	—	202
2021	402	14,639	5,343	678	36	194	—	—	—	—	—	—	194
2022	351	10,637	3,883	494	36	141	—	—	—	—	—	—	141
2023	291	7,415	2,706	345	36	98	—	—	—	—	—	—	98
2024	164	3,652	1,333	171	36	48	—	—	—	—	—	—	48
2025	69	1,482	541	67	36	20	—	—	—	—	—	—	20
2026	4	18	7	1	36	0	—	—	—	—	—	—	0
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			19,720	2,508		703	—		—	—		—	703

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2020	5	2	13	6	71	1	31	—	81	0	12	6	63
2021	7	3	20	10	65	1	20	—	81	1	12	8	59
2022	5	4	15	10	57	1	9	—	54	1	6	3	44
2023	4	4	10	10	47	27	6	—	4	1	2	1	1
2024	2	4	5	10	25	17	3	—	(4)	0	0	—	(4)
2025	1	4	2	10	12	18	—	—	(13)	0	0	—	(13)
2026	0	4	0	10	0	2	—	—	(2)	0	—	—	(2)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	23	3	65	9	278	66	69	—	201	3	33	18	147

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2020	3,958	3,958	—	—	135	3	9	48	21	—	54	13	42
2021	3,580	3,580	—	—	130	5	14	44	14	—	54	14	40
2022	2,601	2,601	—	—	94	3	10	39	6	—	36	7	30
2023	1,813	1,813	—	—	66	2	7	50	4	—	3	2	1
2024	893	893	—	—	32	1	3	28	2	—	(3)	0	(3)
2025	362	362	—	—	13	1	1	20	—	—	(9)	0	(9)
2026	4	4	—	—	0	0	0	2	—	—	(2)	0	(2)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	13,212	13,212	—	—	471	15	44	231	46	—	135	36	99

Table 1 - 1

CNODCI Interest in PKI

Kolzhan LLP

Summary of Reserves and Net Present Values

Forecast Prices and Costs as of December 31, 2019

Total Kazakhstan

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	14,777	6,191	6,191	—	—	—	—	—	—
Proved Undeveloped Reserves	5,601	2,176	2,176	—	—	—	—	—	—
Total Proved Reserves	20,378	8,367	8,367	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	1,889	786	786	14,777	6,191	6,191
Proved Undeveloped Reserves	718	278	278	5,601	2,176	2,176
Total Proved Reserves	2,607	1,064	1,064	20,378	8,367	8,367

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	116	102	91	82	75
Proved Undeveloped Reserves	45	36	29	24	20
Total Proved Reserves	161	138	120	106	94

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	73	64	56	50	45
Proved Undeveloped Reserves	25	19	15	12	10
Total Proved Reserves	98	83	71	62	55

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Table 2 - 1

CNODCI Interest in PKI

Kolzhan LLP

Forecast of Production and Revenues

Forecast Prices and Costs as of December 31, 2019 Proved Developed Reserves

Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/ bbl	Sales Revenue US$MM	Total Sales Revenue US$MM
2020	128	9,997	3,649	466	32	116	—	—	—	—	—	—	116
2021	132	8,584	3,133	401	36	114	—	—	—	—	—	—	114
2022	127	6,635	2,422	310	36	88	—	—	—	—	—	—	88
2023	115	5,114	1,867	239	36	68	—	—	—	—	—	—	68
2024	101	4,063	1,483	190	36	54	—	—	—	—	—	—	54
2025	82	2,923	1,067	136	36	39	—	—	—	—	—	—	39
2026	71	1,815	663	85	36	24	—	—	—	—	—	—	24
2027	65	1,209	441	56	36	16	—	—	—	—	—	—	16
2028	5	79	29	4	36	1	—	—	—	—	—	—	1
2029	5	64	23	3	36	1	—	—	—	—	—	—	1
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			14,777	1,889		521	—		—	—		—	521

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2020	1	1	1	1	21	1	15	—	76	0	16	27	34
2021	5	4	12	11	20	1	6	—	70	0	13	15	42
2022	4	4	9	11	18	1	4	—	52	0	9	9	34
2023	3	4	7	11	16	1	3	—	38	0	6	5	26
2024	2	4	6	11	15	1	4	—	26	0	4	3	19
2025	2	4	4	11	12	1	—	—	20	0	3	1	16
2026	1	4	3	11	10	1	—	—	9	0	1	0	8
2027	1	4	2	11	9	8	—	—	(3)	0	0	0	(3)
2028	0	4	0	10	1	0	—	—	0	0	—	—	0
2029	0	4	0	10	1	0	—	—	(0)	0	—	—	(0)
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	17	3	45	9	123	16	32	—	288	2	51	61	174

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2020	1,541	1,541	—	—	49	1	1	10	5	—	32	16	16
2021	1,299	1,299	—	—	47	2	5	10	2	—	28	10	18
2022	1,009	1,009	—	—	37	1	4	9	1	—	21	7	14
2023	779	779	—	—	28	1	3	8	1	—	15	4	11
2024	615	615	—	—	22	1	2	7	1	—	10	3	8
2025	446	446	—	—	16	1	2	6	—	—	8	1	6
2026	286	286	—	—	10	0	1	5	—	—	4	0	3
2027	198	198	—	—	7	0	1	9	—	—	(3)	0	(3)
2028	10	10	—	—	0	0	0	0	—	—	0	0	0
2029	8	8	—	—	0	0	0	0	—	—	(0)	0	(0)
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	6,191	6,191	—	—	219	7	19	65	11	—	116	43	73

Table 3 - 1

CNODCI Interest in PKI

Kolzhan LLP

Forecast of Production and Revenues

Forecast Prices and Costs as of December 31, 2019

Total Proved Reserves

Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2020	131	10,623	3,877	495	32	123	—	—	—	—	—	—	123
2021	143	10,635	3,882	496	36	141	—	—	—	—	—	—	141
2022	147	9,810	3,581	458	36	130	—	—	—	—	—	—	130
2023	137	7,847	2,864	367	36	104	—	—	—	—	—	—	104
2024	123	6,087	2,222	285	36	81	—	—	—	—	—	—	81
2025	104	4,448	1,624	208	36	59	—	—	—	—	—	—	59
2026	90	2,967	1,083	139	36	39	—	—	—	—	—	—	39
2027	82	2,017	736	94	36	27	—	—	—	—	—	—	27
2028	46	918	335	43	36	12	—	—	—	—	—	—	12
2029	42	476	174	22	36	6	—	—	—	—	—	—	6
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			20,378	2,607		724	—		—	—		—	724

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2020	1	1	2	1	22	1	23	—	75	0	16	28	30
2021	7	5	15	11	22	1	17	—	79	0	16	18	45
2022	6	5	14	11	22	1	8	—	79	0	15	17	47
2023	4	4	11	11	20	1	4	—	64	0	11	13	40
2024	3	4	9	11	18	1	5	—	45	0	8	8	29
2025	2	4	6	11	15	1	—	—	35	0	5	5	24
2026	2	4	4	11	13	1	—	—	20	0	3	1	16
2027	1	4	3	11	11	7	—	—	6	0	1	0	4
2028	0	4	1	10	5	1	—	—	4	0	0	—	4
2029	0	4	1	10	5	1	—	—	(0)	0	—	—	(0)
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	28	4	65	9	152	16	57	—	405	2	75	90	238

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A.T. US$MM
2020	1,665	1,665	—	—	53	1	1	11	9	—	32	18	15
2021	1,612	1,612	—	—	59	3	6	11	6	—	33	13	19
2022	1,462	1,462	—	—	53	3	6	10	3	—	32	12	20
2023	1,162	1,162	—	—	42	2	5	9	1	—	25	9	16
2024	895	895	—	—	33	1	3	8	2	—	17	6	12
2025	654	654	—	—	24	1	3	7	—	—	13	4	10
2026	440	440	—	—	16	1	2	6	—	—	7	1	6
2027	305	305	—	—	11	0	1	9	—	—	0	0	(0)
2028	112	112	—	—	4	0	0	2	—	—	1	0	1
2029	58	58	—	—	2	0	0	2	—	—	(0)	0	(0)
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	8,367	8,367	—	—	298	11	27	76	22	—	161	63	98

Table 1 - 1

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Summary of Reserves and Net Present Values

Forecast Prices and Costs as of December 31, 2019

Total Kazakhstan

Summary of Reserves(1)(2)

	Crude Oil Reserves - Bbls			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	1,196	601	601	—	—	—	—	—	—
Proved Undeveloped Reserves	375	188	188	—	—	—	—	—	—
Total Proved Reserves	1,571	789	789	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves(3)
	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	157	79	79	1,196	601	601
Proved Undeveloped Reserves	49	25	25	375	188	188
Total Proved Reserves	206	103	103	1,571	789	789

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	6	5	4	4	3
Proved Undeveloped Reserves	4	3	3	2	2
Total Proved Reserves	10	8	7	6	6

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	6	5	4	4	3
Proved Undeveloped Reserves	4	3	3	2	2
Total Proved Reserves	9	8	7	6	5

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Table 2 - 1

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Forecast of Production and Revenues

Forecast Prices and Costs as of December 31, 2019

Proved Developed Reserves

Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$M	Total Sales Revenue US$M
2020	19	459	168	22	31.22	5,232	—	—	—	—	—	—	5,232
2021	18	1,033	377	49	36.26	13,675	—	—	—	—	—	—	13,675
2022	17	694	253	33	36.26	9,178	—	—	—	—	—	—	9,178
2023	17	477	174	23	36.26	6,315	—	—	—	—	—	—	6,315
2024	14	314	115	15	36.26	4,159	—	—	—	—	—	—	4,159
2025	10	190	69	9	36.26	2,512	—	—	—	—	—	—	2,512
2026	6	110	40	5	36.26	1,451	—	—	—	—	—	—	1,451
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			1,196	157		42,523	—		—	—		—	42,523

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2020	23	0	—	—	1,527	—	8,346	—	(4,664)	53	—	—	(4,717)
2021	540	4	1,428	10	2,655	260	1,306	—	7,487	96	—	—	7,391
2022	362	4	959	10	2,313	260	318	—	4,967	90	—	—	4,877
2023	249	4	660	10	2,095	260	343	—	2,709	80	—	—	2,629
2024	164	4	434	10	1,725	260	308	—	1,268	72	—	—	1,197
2025	99	4	262	10	1,298	260	—	—	593	62	—	—	530
2026	57	4	152	10	961	519	—	—	(238)	53	—	—	(291)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	1,495	4	3,895	9	12,574	1,817	10,620	—	12,122	507	—	—	11,615

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2020	84	84	—	—	2,629	12	—	767	4,194	—	(2,344)	27	(2,370)
2021	190	190	—	—	6,872	271	718	1,464	656	—	3,762	48	3,714
2022	127	127	—	—	4,612	182	482	1,293	160	—	2,496	45	2,450
2023	88	88	—	—	3,173	125	331	1,183	172	—	1,361	40	1,321
2024	58	58	—	—	2,090	82	218	997	155	—	637	36	601
2025	35	35	—	—	1,262	50	132	783	—	—	298	31	267
2026	20	20	—	—	729	29	76	744	—	—	(119)	27	(146)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	601	601	—	—	21,368	751	1,957	7,231	5,337	—	6,091	255	5,837

Table 3 - 1

CNODCI Interest in PKI

PetroKazakhstan Ventures Inc.

Forecast of Production and Revenues

Forecast Prices and Costs as of December 31, 2019

Total Proved Reserves

Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/ bbl	Sales Revenue US$M	Total Sales Revenue US$M
2020	19	484	177	23	31.22	5,517	—	—	—	—	—	—	5,517
2021	19	1,297	473	62	36.26	17,162	—	—	—	—	—	—	17,162
2022	19	893	326	43	36.26	11,817	—	—	—	—	—	—	11,817
2023	19	628	229	30	36.26	8,311	—	—	—	—	—	—	8,311
2024	16	428	156	20	36.26	5,670	—	—	—	—	—	—	5,670
2025	12	276	101	13	36.26	3,655	—	—	—	—	—	—	3,655
2026	8	175	64	8	36.26	2,316	—	—	—	—	—	—	2,316
2027	7	122	45	6	36.26	1,616	—	—	—	—	—	—	1,616
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			1,571	206		56,064	—		—	—		—	56,064

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2020	24	0	—	—	1,550	—	8,346	—	(4,403)	53	—	—	(4,457)
2021	677	4	1,793	10	2,952	268	2,546	—	8,926	96	19	—	8,810
2022	466	4	1,234	10	2,605	268	318	—	6,926	90	413	—	6,422
2023	328	4	868	10	2,341	268	343	—	4,163	80	9	—	4,074
2024	224	4	592	10	2,014	268	308	—	2,264	72	—	—	2,193
2025	144	4	382	10	1,561	268	—	—	1,300	62	—	—	1,237
2026	91	4	242	10	1,204	268	—	—	510	53	—	—	457
2027	64	4	169	10	1,021	268	—	—	94	45	—	—	49
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	2,019	4	5,280	9	15,249	1,877	11,860	—	19,779	552	442	—	18,785

Company Working Interest Share Summary

Year	Gross Annual Oil Production Mbbl	Net Annual Oil Production Mbbl	Net Annual Gas Production MMcf	Net Annual NGL Production Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A.T. US$M
2020	89	89	—	—	2,772	12	—	779	4,194	—	(2,213)	27	(2,240)
2021	238	238	—	—	8,624	340	901	1,618	1,279	—	4,485	58	4,427
2022	164	164	—	—	5,938	234	620	1,444	160	—	3,480	253	3,227
2023	115	115	—	—	4,177	165	436	1,311	172	—	2,092	45	2,047
2024	79	79	—	—	2,849	112	298	1,147	155	—	1,138	36	1,102
2025	51	51	—	—	1,837	72	192	919	—	—	653	31	622
2026	32	32	—	—	1,164	46	122	740	—	—	256	27	230
2027	22	22	—	—	812	32	85	648	—	—	47	23	25
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	789	789	—	—	28,172	1,015	2,653	8,606	5,960	—	9,939	500	9,440